EXHIBIT 10.24

                                  ASSIGNMENT OF
               PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT


                  WHEREAS, Overhill Farms, Inc., a Nevada corporation ("BORROWER"), Overhill L.C. Ventures, Inc., a California corporation ("OVERHILL VENTURES"; Borrower and Overhill Ventures are collectively referred to as "GRANTORS" and each individually a "GRANTOR"), and Union Bank of California, N.A., a California banking corporation ("Bank") are parties to that certain Patent, Trademark and Copyright Security Agreement dated as of November 24, 1999, recorded with the United States Patent and Trademark Office on December 23, 1999, Reel/Frame No. 002010/0309, as amended by the First Amendment to Patent, Trademark and Copyright Security Agreement dated as of August 25, 2000, recorded with the United States Patent and Trademark Office on September 6, 2000, Reel/Frame No. 002174/0878, and a Second Amendment to Patent, Trademark and Copyright Security Agreement dated as of October 29, 2002, recorded with the United States Patent and Trademark Office on November 5, 2002, Reel/Frame No. 002621/0631 (collectively, the "INTELLECTUAL PROPERTY SECURITY AGREEMENT"; all capitalized terms defined in the Intellectual Property Security Agreement shall be applied herein as defined herein).

                  WHEREAS, pursuant to the Intellectual Property Security Agreement, Grantors granted to Bank a security interest in and to all of Grantors' right, title and interest in and to the Intellectual Property Collateral (as defined in the Intellectual Property Security Agreement). including without limitation, those Trademarks and Trademark Licenses listed on SCHEDULE A (collectively, "ASSIGNED TRADEMARKS").

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank hereby grants, assigns and transfers to Pleasant Street Investors, LLC, a California limited liability company ("ASSIGNEE"), without recourse, all beneficial interest under the Intellectual Property Security Agreement and the Intellectual Property Collateral, including, without limitation, the Assigned Trademarks and all goodwill associated therewith.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  Bank has executed this Assignment of Patent, Trademark and Copyright Security Agreement as of this 16th day of April, 2003.

                                          "Assignee"

                                          UNION BANK OF CALIFORNIA, N.A.


                                          By:  /S/ ALBERT R. JOSEPH
                                               ------------------------------
                                               Albert R. Joseph
                                               Vice President

CONSENTED TO:
-------------

"Assignee"

PLEASANT STREET INVESTORS, LLC
a California limited liability company

By: Levine Leichtman Capital Partners, Inc.,
    its Manager


By: /S/ STEVEN E. HARTMAN
    ---------------------------------
    Steven E. Hartman
    Vice President


"Grantors"

OVERHILL FARMS, INC., a Nevada corporation


By: /S/ JAMES RUDIS
    ---------------------------------
    James Rudis
    President and Chief Executive Officer


OVERHILL L.C. VENTURES, INC., a
California corporation


By: /S/ JAMES RUDIS
    ---------------------------------
    James Rudis
    President and Chief Executive Officer

                                   SCHEDULE A
                                   ----------

                               List of Trademarks

                                 (See Attached)